U. S. SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D. C.


                                    FORM 8-K/A
                              Amendment Number One


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                             Securities Act of 1934


                                April 27, 2001
           ----------------------------------------------------------
                Date of Report (date of earliest event reported)




                               Capco Energy, Inc.
        ----------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter




         Colorado                     0-10157                84-0846529
- ---------------------------    ---------------------    ---------------------
State or Other Jurisdiction       Commission File           IRS Employer
of Incorporation                      Number            Identification Number



                       2922 East Chapman Avenue, Suite 202
                            Orange, California 92869
     -----------------------------------------------------------------------
            Address of Principal Executive Office, Including Zip Code


                                 (714) 288-8230
       ------------------------------------------------------------------
               Registrant's Telephone Number, including Area Code

This 8-K Current Report is amended hereby to incorporate by reference the financial statements required by Item 7(a).


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     (a) On April 27, 2001, the Registrant acquired all of the outstanding stock of Meteor Enterprises, Inc. ("Meteor"). The closing was effective as of April 27, 2001. Meteor is a petroleum marketing and distribution company doing business in New Mexico, Colorado, Wyoming, South Dakota, Nevada, Utah, Montana, Nebraska and Idaho.

    Meteor Industries, Inc, the sole shareholder of Meteor, received consideration of $5,500,000, consisting of $4,697,501 in cash paid at closing, $302,499 in the form of 100,833 shares of common stock of Meteor Industries, Inc., and a promissory note issued by the Registrant in the principal amount of $500,000 payable nine months after the closing date of this transaction. The Registrant was an approximate 30% shareholder of Meteor Industries, Inc. prior to this transaction. Three directors of the Registrant, Ilyas Chaudhary, Dennis Staal and Irwin Kaufman, were also directors of Meteor Industries, Inc. at the time the agreement was entered into and closed. The amount of consideration given was determined based on negotiations between the parties. The transaction was approved by the shareholders of Meteor Industries, Inc. at a meeting held on March 27, 2001.

    Meteor's assets include cash, accounts receivable, inventory and distribution centers located in New Mexico, Wyoming, Nevada, and Colorado. Meteor's total revenues were $196,800,000 for the year ended December 31, 2000.

    The Registrant used proceeds from its recent sales of marketable securities and from short term borrowings to make the acquisition.


       (b) The Registrant will continue to operate Meteor as a subsidiary in the petroleum marketing and distribution industry.

      ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS


     (a) Financial statements. On December 31, 2000, all of the assets and operations of Meteor Industries, Inc. were transferred to Meteor Enterprises, Inc., which had been just been incorporated. Therefore the historical operations of Meteor Industries, Inc. would be the historical operations of Meteor Enterprises, Inc., if it had been in existence. The historical financial information of Meteor Industries, Inc. are incorporated by reference to Form 10-K of Meteor Industries, Inc. dated December 31, 2000 (SEC File No. 0-27698)


       (b) Pro forma financial information. Pro forma financial information, which is not included in this report, will be filed by amendment within 60 days.


       (c) Exhibits


     Exhibit 10.1         Stock purchase agreement,          (1)
                          dated January 30, 2001, by and
                          between Capco Energy, Inc. and
                          Meteor Industries, Inc.

     Exhibit 10.2         Amendment to Stock purchase        (1)
                          dated January 30, 2001, by and
                          between Capco Energy, Inc. and
                          Meteor Industries, Inc.

     Exhibit 99.1         Financial Statements of Business   (2)
                          Acquired

     (1)  Previously filed

     (2) Incorporated herein by reference to the Form 10-K for the year ended December 31, 2000 of Meteor Industries, Inc., filed March 22, 2001, (SEC File No. 0-27698)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              CAPCO ENERGY, INC.



Amendment No. 1
Dated:  May 14, 2001                        By:/s/ Dennis R. Staal
                                              ----------------------
                                              Dennis R. Staal
                                              Chief Financial Officer